                                                                    EXHIBT 16(d)

Arizona Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.99
                                                 ---------

Divided by Net Asset Value                                             9.89
                                                                  ---------
Equals Shares Purchased                            100.101          101.112

Plus Shares Acquired through
  Dividend Reinvestment                              3.315            3.349
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      103.416          104.461

Multiplied by Net Asset Value at 7/31/95             10.18            10.18
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,052.78         1,063.41

Divided by $1,000 (P)                               1.0528           1.0634

Subtract 1                                          0.0528           0.0634

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           5.28%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                6.34%
                                                                   ========
ERV divided by P                                    1.0528

Raise to the power of                               1.2898

Equals                                              1.0686

Subtract 1                                          0.0686

Expressed as a percentage equals the
  Average Annualized Total Return                     6.86%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

ARIZONA LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                     $50

Plus short term income accrued for the past
  thirty days                                                       19
                                                           -----------
Equals Total Income                                                 68

Less expenses for the past thirty days                             -10
                                                           -----------
Equals net monthly income for yield calculation                     58
                                                           -----------
Average shares outstanding for 30 days                           1,825

Times the Maximum Offering Price                                 10.27
                                                           -----------
Equals total dollars                                           $18,739
                                                           ===========

Net monthly income divided by total dollars equals         0.003115970

Add 1                                                      1.003115970

Raise to the power of 6                                    1.018842063

Subtract 1                                                 0.018842063

Times 2                                                    0.037684127

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.77%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.24%
                                                                 =====

California Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.86
                                                 ---------

Divided by Net Asset Value                                             9.76
                                                                  ---------
Equals Shares Purchased                            101.434          102.459

Plus Shares Acquired through
  Dividend Reinvestment                              3.361            3.395
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      104.795          105.854

Multiplied by Net Asset Value at 7/31/95             10.00            10.00
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,047.95         1,058.54

Divided by $1,000 (P)                               1.0480           1.0585

Subtract 1                                          0.0480           0.0585

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.80%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.85%
                                                                   ========
ERV divided by P                                    1.0480

Raise to the power of                               1.2898

Equals                                              1.0623

Subtract 1                                          0.0623

Expressed as a percentage equals the
  Average Annualized Total Return                     6.23%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

CALIFORNIA LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                  $4,931

Plus short term income accrued for the past
  thirty days                                                    1,636
                                                           -----------
Equals Total Income                                              6,567

Less expenses for the past thirty days                          -1,101
                                                           -----------
Equals net monthly income for yield calculation                  5,466
                                                           -----------
Average shares outstanding for 30 days                         179,555

Times the Maximum Offering Price                                 10.09
                                                           -----------
Equals total dollars                                        $1,811,714
                                                           ===========

Net monthly income divided by total dollars equals         0.003016994

Add 1                                                      1.003016994

Raise to the power of 6                                    1.018239048

Subtract 1                                                 0.018239048

Times 2                                                    0.036478095

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.65%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.07%
                                                                 =====

Florida Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.86
                                                 ---------

Divided by Net Asset Value                                             9.76
                                                                  ---------
Equals Shares Purchased                            101.434          102.459

Plus Shares Acquired through
  Dividend Reinvestment                              3.366            3.400
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      104.800          105.859

Multiplied by Net Asset Value at 7/31/95             10.02            10.02
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,050.10         1,060.71

Divided by $1,000 (P)                               1.0501           1.0607

Subtract 1                                          0.0501           0.0607

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           5.01%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                6.07%
                                                                   ========
ERV divided by P                                    1.0501

Raise to the power of                               1.2898

Equals                                              1.0651

Subtract 1                                          0.0651

Expressed as a percentage equals the
  Average Annualized Total Return                     6.51%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

FLORIDA LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                 $19,496

Plus short term income accrued for the past
  thirty days                                                    4,659
                                                           -----------
Equals Total Income                                             24,155

Less expenses for the past thirty days                          -3,943
                                                           -----------
Equals net monthly income for yield calculation                 20,212
                                                           -----------
Average shares outstanding for 30 days                         642,151

Times the Net Asset Value                                        10.11
                                                           -----------
Equals total dollars                                        $6,492,148
                                                           ===========

Net monthly income divided by total dollars equals         0.003113270

Add 1                                                      1.003113270

Raise to the power of 6                                    1.018825613

Subtract 1                                                 1.018825613

Times 2                                                    0.037651227

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.77%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.24%
                                                                 =====

Massachusetts Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.92
                                                 ---------

Divided by Net Asset Value                                             9.82
                                                                  ---------
Equals Shares Purchased                            100.815          101.833

Plus Shares Acquired through
  Dividend Reinvestment                              3.538            3.574
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      104.353          105.407

Multiplied by Net Asset Value at 7/31/95              9.97             9.97
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,040.40         1,050.91

Divided by $1,000 (P)                               1.0404           1.0509

Subtract 1                                          0.0404           0.0509

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.04%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.09%
                                                                   ========
ERV divided by P                                    1.0404

Raise to the power of                               1.2898

Equals                                              1.0524

Subtract 1                                          0.0524

Expressed as a percentage equals the
  Average Annualized Total Return                     5.24%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

MASSACHUSETTS LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                    $897

Plus short term income accrued for the past
  thirty days                                                      126
                                                           -----------
Equals Total Income                                              1,024

Less expenses for the past thirty days                            -162
                                                           -----------
Equals net monthly income for yield calculation                    861
                                                           -----------
Average shares outstanding for 30 days                          26,655

Times the Maximum Offering Price                                 10.06
                                                           -----------
Equals total dollars                                          $268,147
                                                           ===========

Net monthly income divided by total dollars equals         0.003211638

Add 1                                                      1.003211638

Raise to the power of 6                                    1.019425210

Subtract 1                                                 0.019425210

Times 2                                                    0.038850419

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.89%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.40%
                                                                 =====

Michigan Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.86
                                                 ---------

Divided by Net Asset Value                                             9.76
                                                                  ---------
Equals Shares Purchased                            101.434          102.459

Plus Shares Acquired through
  Dividend Reinvestment                              3.436            3.471
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      104.870          105.930

Multiplied by Net Asset Value at 7/31/95              9.98             9.98
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,046.61         1,057.18

Divided by $1,000 (P)                               1.0466           1.0572

Subtract 1                                          0.0466           0.0572

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           4.66%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                5.72%
                                                                   ========
ERV divided by P                                    1.0466

Raise to the power of                               1.2898

Equals                                              1.0605

Subtract 1                                          0.0605

Expressed as a percentage equals the
  Average Annualized Total Return                     6.05%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

MICHIGAN LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                    $735

Plus short term income accrued for the past
  thirty days                                                      212
                                                           -----------
Equals Total Income                                                947

Less expenses for the past thirty days                            -101
                                                           -----------
Equals net monthly income for yield calculation                    847
                                                           -----------
Average shares outstanding for 30 days                          24,601

Times the Maximum Offering Price                                 10.07
                                                           -----------
Equals total dollars                                          $247,729
                                                           ===========

Net monthly income divided by total dollars equals         0.003417242

Add 1                                                      1.003417242

Raise to the power of 6                                    1.020679413

Subtract 1                                                 1.020679413

Times 2                                                    0.041358825

Expressed as a percentage equals the
  standardized yield for the 30 day period                        4.14%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.75%
                                                                 =====

New Jersey Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.95
                                                 ---------

Divided by Net Asset Value                                             9.85
                                                                  ---------
Equals Shares Purchased                            100.508          101.523

Plus Shares Acquired through
  Dividend Reinvestment                              3.179            3.211
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      103.686          104.734

Multiplied by Net Asset Value at 7/31/95             10.17            10.17
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,054.49         1,065.14

Divided by $1,000 (P)                               1.0545           1.0651

Subtract 1                                          0.0545           0.0651

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           5.45%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                6.51%
                                                                   ========
ERV divided by P                                    1.0545

Raise to the power of                               1.2898

Equals                                              1.0708

Subtract 1                                          0.0708

Expressed as a percentage equals the
  Average Annualized Total Return                     7.08%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

NEW JERSEY LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                  $1,098

Plus short term income accrued for the past
  thirty days                                                      356
                                                           -----------
Equals Total Income                                              1,454

Less expenses for the past thirty days                            -230
                                                           -----------
Equals net monthly income for yield calculation                  1,223
                                                           -----------
Average shares outstanding for 30 days                          39,740

Times the Maximum Offering Price                                 10.26
                                                           -----------
Equals total dollars                                          $407,731
                                                           ===========

Net monthly income divided by total dollars equals         0.002999845

Add 1                                                      1.002999845

Raise to the power of 6                                    1.018134597

Subtract 1                                                 0.018134597

Times 2                                                    0.036269194

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.63%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.04%
                                                                 =====

New York Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.88
                                                 ---------

Divided by Net Asset Value                                             9.78
                                                                  ---------
Equals Shares Purchased                            101.227          102.249

Plus Shares Acquired through
  Dividend Reinvestment                              3.456            3.491
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      104.683          105.740

Multiplied by Net Asset Value at 7/31/95             10.06            10.06
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,053.11         1,063.75

Divided by $1,000 (P)                               1.0531           1.0637

Subtract 1                                          0.0531           0.0637

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           5.31%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                6.37%
                                                                   ========
ERV divided by P                                    1.0531

Raise to the power of                               1.2898

Equals                                              1.0690

Subtract 1                                          0.0690

Expressed as a percentage equals the
  Average Annualized Total Return                     6.90%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

NEW YORK LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                  $2,954

Plus short term income accrued for the past
  thirty days                                                      803
                                                           -----------
Equals Total Income                                              3,757

Less expenses for the past thirty days                            -405
                                                           -----------
Equals net monthly income for yield calculation                  3,353
                                                           -----------
Average shares outstanding for 30 days                          99,004

Times the Maximum Offering Price                                 10.15
                                                           -----------
Equals total dollars                                        $1,004,886
                                                           ===========

Net monthly income divided by total dollars equals         0.003336300

Add 1                                                      1.003336300

Raise to the power of 6                                    1.020185507

Subtract 1                                                 0.020185507

Times 2                                                    0.040371013

Expressed as a percentage equals the
  standardized yield for the 30 day period                        4.04%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.61%
                                                                 =====

Pennsylvania Limited Maturity - Class D
        10/21/94 - 7/31/95

                                                    Since           Since
                                                  Inception       Inception
                                               Average Annual       Total
                                                Total Return       Return*
                                               --------------     ---------
Initial Investment                               $1,000.00        $1,000.00

Divided by Initial Maximum Offering Price             9.94
                                                 ---------

Divided by Net Asset Value                                             9.84
                                                                  ---------
Equals Shares Purchased                            100.610          101.626

Plus Shares Acquired through
  Dividend Reinvestment                              3.282            3.315
                                                 ---------        ---------

Equals Shares Held at 7/31/95                      103.892          104.941

Multiplied by Net Asset Value at 7/31/95             10.11            10.11
                                                 ---------        ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 7/31/95              1,050.35         1,060.96

Divided by $1,000 (P)                               1.0503           1.0610

Subtract 1                                          0.0503           0.0610

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)           5.03%
                                                 =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                                6.10%
                                                                   ========
ERV divided by P                                    1.0503

Raise to the power of                               1.2898

Equals                                              1.0654

Subtract 1                                          0.0654

Expressed as a percentage equals the
  Average Annualized Total Return                     6.54%
                                                 =========

* Does not include sales charge for the period.

      30 DAYS STANDARDIZED YIELD
     FOR THE PERIOD ENDING 7-31-95

PENNSYLVANIA LIMITED MATURITY FUND - CLASS D


Long term income generally based on yield to
  maturity times market value of each security                  $1,143

Plus short term income accrued for the past
  thirty days                                                      235
                                                           -----------
Equals Total Income                                              1,379

Less expenses for the past thirty days                            -204
                                                           -----------
Equals net monthly income for yield calculation                  1,175
                                                           -----------
Average shares outstanding for 30 days                          35,389

Times the Maximum Offering Price                                 10.20
                                                           -----------
Equals total dollars                                          $360,969
                                                           ===========

Net monthly income divided by total dollars equals         0.003255491

Add 1                                                      1.003255491

Raise to the power of 6                                    1.019692610

Subtract 1                                                 0.019692610

Times 2                                                    0.039385219

Expressed as a percentage equals the
  standardized yield for the 30 day period                        3.94%
                                                                 =====
Tax Rate                                                         28.00%

X = 1 minus Tax Rate                                             72.00%

Standardized Yield divided by X equals
  Tax Equivalent Yield for 30 day period                          5.47%
                                                                 =====